                                                                    Exhibit 10.2

'000000002000206013007008142008*

BUSINESS LOAN AGREEMENT (ASSET BASED)

Principal $6,000,000.00 loan Date 08-14-2008 Maturity 08-13-2009 loan No 2000206013

Call/ Coli                 5300     Account 309275   Initials

  References in the boxes above are for  Lender's  use only and do not limit the applicability  of this  document to any  particular  loan or item.  Any item above containing""'" has been omitted due to text length limitations.

Borrower:

ELECSYS CORPORATION; DCI, INC.; NTG, INC.; and RADIX CORPORATION
846 N. MARTWAY COURT
OLATHE, KS 66061

Lender:

Bank Midwest N.A. Town Pavilion Facility 1111 Main Street Kansas City, MO 64105

THIS  BUSINESS LOAN  AGREEMENT  (ASSET BASED) dated August 14, 2008, is made and
executed  between  ELECSYS   CORPORATION;   DCI,  INC.;  NTG,  INC.;  and  RADIX
CORPORATION ("Borrower") and Bank Midwest N.A. ("lender") on the following terms and conditions.  Borrower has received prior commercial loans from lender or has
applied  to  lender  for  a  commercial   loan  or  loans  or  other   financial
accommodations,  including  those  which  may be  described  on any  exhibit  or schedule attached to this Agreement.  Borrower  understands and agrees that: (A)
in granting,  renewing, or extending any loan, lender is relying upon Borrower's representations,  warranties, and agreements as set forth in this Agreement; (B)
the granting, renewing, or extending of any loan by lender at all times shall be subject to lender's sole judgment and  discretion;  and (C) all such loans shall be and remain subject to the terms and conditions of this Agreement.

TERM.  This  Agreement  shall be  effective  as of August  14,  2008,  and shall continue in full force and effect until such time as all of Borrower's  Loans in favor of Lender have been paid in full,  including principal,  interest.  costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

ADVANCE  AUTHORITY.  The following  person or persons are authorized,  except as provided in this paragraph, to request advances and authorize payments under the line of credit until Lender  receives from Borrower,  at Lender's  address shown above,  written  notice  of  revocation  of such  authority:  KARL B.  GEMPERLI,
President & CEO of ELECSYS CORPORATION;  TODD A. DANIELS, VP, CFO & Secretary of
ELECSYS CORPORATION;  KARL B. GEMPERLI, President of DCI. INC.; TODD A. DANIELS,
VP-Finance,   Secretary   &  Treasurer   of  DCI,   INC.;   KARL  B.   GEMPERLI,
Director/Treasurer  of NTG, INC.; TODD A. DANIELS,  Director & Secretary of NTG,
INC.; KARL B. GEMPERLI,  Director & Treasurer of RADIX CORPORATION;  and TODD A.
DANIELS, Director & Secretary of RADIX CORPORATION. FUNDS ARE TO BE DISBURSED AT
BORROWER'S REQUEST AND LOAN OFFICER'S APPROVAL.
LINE OF CREDIT.  Lender  agrees to make  Advances to Borrower  from time to time from the date of this Agreement t_. the Expiration Date,  provided the aggregate amount of such  Advances  outstanding  at any time does not exceed the Borrowing
Base.  Within the  foregoing  limits,  Borrower may borrow,  partially or wholly prepay, and reborrow under this Agreement as follows:

Conditions Precedent to Each Advance. Lender's obligation to make any Advance to or for the account of Borrower  under this Agreement is subject to the following conditions precedent, with all documents,  instruments,  opinions,  reports, and other  items  required  under  this  Agreement  to  be  in  form  and  substance satisfactory to Lender:

(1) Lender shall have  received  evidence  that this  Agreement  and all Related
Documents  have been duly  authorized,  executed,  and  delivered by Borrower to
Lender.  (2) Lender shall have received  such opinions of counsel,  supplemental opinions, and documents as lender may request.

(3) The security  interests in the Collateral  shall have been duly  authorized, created,  and perfected  with first lien priority and shall be in full force and effect. (4) All guaranties required by Lender for the credit facility(ies) shall have been executed by each Guarantor,  delivered to Lender, and be in full force and effect.

(5) Lender,  at its option and for its sole  benefit,  shall have  conducted  an audit of Borrower's Accounts,  Inventory,  books,  records, and operations,  and
Lender shall be satisfied as to their condition.

(6) Borrower shall have paid to Lender all fees,  costs, and expenses  specified in this Agreement and the Related Documents as are then due and payable.

(7) There  shall not exist at the time of any  Advance a  condition  which would constitute an Event of Default  under this  Agreement,  and Borrower  shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

Making loan Advances. Advances under this credit facility, as well as directions for payment from Borrower's  accounts,  may be requested orally or in writing by authorized persons.  Lender may, but need not, require that all oral requests be confirmed in writing.  Each Advance  shall be  conclusively  deemed to have been made at the request of and for the benefit of Borrower (1) when  credited to any deposit  account of  Borrower  maintained  with  Lender or (2) when  advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time,  after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

Mandatory loan Repayments.  If at any time the aggregate principal amount of the outstanding  Advances  shall exceed the  applicable  Borrowing  Base,  Borrower, immediately  upon  written or oral  notice from  Lender,  shall pay to Lender an amount equal to the difference between the outstanding  principal balance of the
Advances and the Borrowing Base. On the Expiration  Date,  Borrower shall pay to
Lender  in full the  aggregate  unpaid  principal  amount of all  Advances  then outstanding and all accrued unpaid interest,  together with all other applicable fees, costs and charges, if any, not yet paid.

Loan  Account.  Lender shall  maintain on its books a record of account in which
Lender  shall make entries for each Advance and such other debits and credits as shall be  appropriate  in  connection  with the credit  facility.  lender  shall
provide  Borrower  with  periodic  statements  of  Borrower's  account,   which
statements  shall be  considered  to be  correct  and  conclusively  binding  on
Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after  Borrower's  receipt  of any such  statement  which  Borrower  deems to be incorrect.

COLLATERAL.  To secure payment of the Primary Credit Facility and performance of all other  Loans,  obligations  and duties owed by Borrower to Lender,  Borrower
(and  others,  if  required)  shall grant to Lender  Security  Interests in such property and assets as Lender may require.  Lender's  Security  Interests in the
Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without

Loan No: 2000206013

                BUSINESS LOAN AGREEMENT (ASSET BASED) (Continued)

limitation  the  proceeds  of any  insurance.  With  respect to the  Collateral,
Borrower agrees and represents and warrants to lender:

Perfection  of Security  Interests.  Borrower  agrees to execute  all  documents perfecting lender's Security Interest and to take whatever actions are requested by lender to perfect and continue lender's Security Interests in the Collateral.
Upon  request  of  lender,  Borrower  will  deliver to lender any and all of the documents  evidencing or  constituting  the  Collateral,  and Borrower will note lender's  interest  upon  any and  all  chattel  paper  and  instruments  if not delivered to lender for possession by lender. Contemporaneous with the execution of this  Agreement,  Borrower will execute one or more UCC financing  statements and any similar statements as may be required by applicable law, and lender will
file  such  financing   statements  and  all  such  similar  statements  in  the
appropriate  location  or  locations.  Borrower  hereby  appoints  lender as its
irrevocable   attorney-in-fact  for  the  purpose  of  executing  any  documents necessary  to perfect or to continue any  Security  Interest.  lender may at any
time,  and  without  further   authorization  from  Borrower,   file  a  carbon,
photograph,  facsimile, or other reproduction of any financing statement for use as a financing  statement.  Borrower will reimburse  lender for all expenses for the perfection,  termination, and the continuation of the perfection of lender's security interest in the Collateral. Borrower promptly will notify lender before any change in Borrower's name including any change to the assumed business names of Borrower.  Borrower  also  promptly  will notify  lender before any change in
Borrower's Social Security Number or Employer  Identification  Number.  Borrower
further  agrees to notify  lender in  writing  prior to any change in address or location of Borrower's  principal  governance office or should Borrower merge or consolidate with any other entity.

Collateral  Records.  Borrower does now, and at all times hereafter shall,  keep correct and accurate  records of the  Collateral,  all of which records shall be available to lender or lender's  representative  upon demand for  inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and  maintain  such  records  as  lender  may  require,  including  without limitation  information  concerning  Eligible  Accounts and Account balances and agings.  Records related to Accounts (Receivables) are or will be located at 846
N.  Martway  Court,  Olathe KS 66061.  With respect to the  Inventory,  Borrower agrees to keep and  maintain  such  records  as lender  may  require,  including
without  limitation   information  concerning  Eligible  Inventory  and  records itemizing and describing  the kind,  type,  quality,  and quantity of Inventory,
Borrower's  Inventory  costs and selling prices,  and the daily  withdrawals and additions to Inventory.  Records  related to Inventory are or will be located at
846 N.  Martway  Court,  Olathe KS 66061.  The above is an accurate and complete list of all  locations at which  Borrower  keeps or maintains  business  records concerning Borrower's collateral.

Collateral  Schedules.  Concurrently  with the  execution  and  delivery of this
Agreement,  Borrower  shall execute and deliver to lender  schedules of Accounts and Inventory and schedules of Eligible Accounts and Eligible  Inventory in form and substance  satisfactory  to the lender.  Thereafter  supplemental  schedules shall be delivered according to the following schedule: With respect to Eligible
Accounts, schedules shall be delivered within 30 days of month end. With respect to Eligible Inventory, schedules shall be delivered within 30 days of month end.

Representations  and  Warranties  Concerning  Accounts.   With  respect  to  the
Accounts,   Borrower  represents  and  warrants  to  lender:  (1)  Each  Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible  Account;  (2) All
Account  information  listed on  schedules  delivered to lender will be true and correct,  subject to immaterial variance; and (3) lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect,  examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

Representations  and  Warranties  Concerning  Inventory.  With  respect  to  the
Inventory,  Borrower  represents  and  warrants  to  lender:  (1) All  Inventory represented by Borrower to be Eligible  Inventory for purposes of this Agreement conforms to the  requirements of the definition of Eligible  Inventory;  (2) All
Inventory  values  listed on  schedules  delivered  to  lender  will be true and correct,  subject to immaterial variance; (3) The value of the Inventory will be determined  on a  consistent  accounting  basis;  (4)  Except  as  agreed to the contrary by lender in writing,  all  Eligible  Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not held by others on consignment,  sale on approval, or sale or return; (5) Except as reflected in the Inventory  schedules  delivered to lender, all Eligible Inventory is now and at all  times  hereafter  will be of good and  merchantable  quality,  free from defects; (6) Eligible Inventory is not now and will not at any time hereafter be stored with a bailee,  warehouseman,  or similar  party without  lender's  prior written consent,  and, in such event,  Borrower will concurrently at the time of bailment  cause any such  bailee,  warehouseman,  or similar  party to issue and deliver to lender,  in form acceptable to lender,  warehouse  receipts in lender name evidencing the storage of Inventory; and (7) lender, its assigns, or agents shall  have the  right at any time and at  Borrower's  expense  to  inspect  and examine the  Inventory  and to check and test the same as to quality,  quantity, value, and condition.
CONDITIONS  PRECEDENT TO EACH ADVANCE.  Lender's  obligation to make the initial
Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to lender's  satisfaction of all of the conditions set forth in this
Agreement and in the Related Documents. .

Loan Documents. Borrower shall provide to lender the following documents for the loan: (1) the Note;  (2) together with all such Related  Documents as lender may require  for the loan;  all in form and  substance  satisfactory  to lender  and lender's counsel.

Borrower's  Authorization.  Borrower  shall have  provided in form and substance satisfactory  to lender properly  certified  resolutions,  duly  authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition,  Borrower shall have provided such other resolutions,  authorizations, documents and instruments as lender or its counsel, may require.

Fees and Expenses Under This  Agreement.  Borrower shall have paid to lender all fees, costs, and expenses  specified in this Agreement and the Related Documents as are then due and payable.

Representations and Warranties.  The representations and warranties set forth in this  Agreement,  in the Related  Documents,  and in any document or certificate delivered to lender under this Agreement are true and correct.

No Event of  Default.  There  shall  not  exist  at the  time of any  Advance  a condition  which would  constitute an Event of Default  under this  Agreement or under any Related Document.

MULTIPLE  BORROWERS.  This Agreement has been executed by multiple  obligors who are referred to in this Agreement individually, collectively and interchangeably as "Borrower." Unless specifically  stated to the contrary,  the word" Borrower"
as used in this Agreement,  including  without  limitation all  representations, warranties and covenants, shall include all Borrowers.  Borrower understands and agrees that, with or without notice to anyone Borrower,  lender may (A) make one or more  additional  secured or unsecured loans or otherwise  extend  additional credit  with  respect  to any  other  Borrower;  (B) with  respect  to any other
Borrower alter, compromise,  renew, extend,  accelerate, or otherwise change one or more times the time for payment or other terms of any indebtedness, including increases  and  decreases  of the  rate of  interest  on the  indebtedness;  (C)
exchange,  enforce,  waive,  subordinate,  fail or decide  not to  perfect,  and release any security,  with or without the  substitution of new collateral;  (D)
release, substitute, agree not to sue, or deal with anyone or more of Borrower's or any other Borrower's sureties, endorsers, or other guarantors on any terms or in any manner lender may choose; (E) determine how, when and what application of payments and credits shall be made on any indebtedness;  (F) apply such security and  direct  the order or manner of sale of any  Collateral,  including  without limitation,  any  non-judicial  sale  permitted by the terms of the  controlling security  agreement or deed of trust, as lender in its discretion may determine;
(G) sell,  transfer,  assign or grant  participations  in all or any part of the loan; (H) exercise or refrain from exercising

Loan No: 2000206013

                BUSINESS LOAN AGREEMENT (ASSET BASED) (Continued)

any rights against Borrower or others,  or otherwise act or refrain from acting;
(I) settle or compromise any  indebtedness;  and (J)  subordinate the payment of all or any part of any of  Borrower's  indebtedness  to lender to the payment of any liabilities which may be due lender or others.

REPRESENTATIONS  AND WARRANTIES.  Borrower represents and warrants to lender, as of the  date of this  Agreement,  as of the  date of each  disbursement  of loan proceeds, as of the date of any renewal,  extension or modification of any loan, and at all times any Indebtedness exists:

Organization.  ElECSYS  CORPORATION is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Kansas.  ElECSYS  CORPORATION  is duly authorized to transact business in all other states in which ElECSYS CORPORATION is doing business, having obtained all necessary filings,  governmental licenses and  approvals for each state in which ElECSYS  CORPORATION  is doing  business.
Specifically,  ELECSYS CORPORATION is, and at all times shall be, duly qualified as a foreign  corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial  condition.  ElECSYS
CORPORATION  has the full  power  and  authority  to own its  properties  and to transact the business in which it is presently engaged or presently  proposes to engage. ELECSYS CORPORATION maintains an office at 846 N. MARTWAY COURT, OLATHE,
KS 66061.  Unless ELECSYS CORPORATION has designated  otherwise in writing,  the principal office is the office at which ELECSYS  CORPORATION keeps its books and records  including its records  concerning the Collateral.  ELECSYS  CORPORATION will notify lender prior to any change in the location of ELECSYS  CORPORATION's state of  organization  or any change in  ELECSYS  CORPORATION's  name.  ELECSYS
CORPORATION  shall do all things necessary to preserve and to keep in full force and effect its  existence,  rights and  privileges,  and shall  comply  with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or  quasi-governmental  authority or court applicable to ELECSYS CORPORATION and
ELECSYS CORPORATION's business activities.

DCI. INC. is a corporation  for profit which is, and at all times shall be, duly organized,  validly  existing,  and in good standing  under and by virtue of the laws of the State of Kansas.  DCI, INC. is duly authorized to transact  business in all other states in which DCI, INC. is doing  business,  having  obtained all necessary filings,  governmental  licenses and approvals for each state in which
DCI. INC. is doing business.  Specifically, DCI, INC. is, and at all times shall be, duly  qualified as a foreign  corporation in all states in which the failure to so qualify would have a material  adverse effect on its business or financial condition.  DCI, INC. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently  proposes to engage.  DCI, INC.  maintains an office at 846 N. MARTWAY COURT,  OLATHE,  KS
66061.  Unless DCI,  INC. has  designated  otherwise in writing,  the  principal office is the office at which DCI,  INC.  keeps its books and records  including its records concerning the Collateral. DCI. INC. will notify lender prior to any change in the  location of DCI.  INC.'s state of  organization  or any change in
DCI,  INC.'s name.  DCI. INC.  shall do all things  necessary to preserve and to keep in full force and effect its existence,  rights and  privileges,  and shall comply with all regulations, rules, ordinances,  statutes, orders and decrees of any  governmental or  quasi-governmental  authority or court  applicable to DCI,
INC. and DCI, INC.'s business activities.

NTG, INC. is a corporation  for profit which is, and at all times shall be, duly organized,  validly  existing,  and in good standing  under and by virtue of the laws of the State of Kansas.  NTG, INC. is duly authorized to transact  business in all other states in which NTG, INC. is doing  business,  having  obtained all necessary filings,  governmental  licenses and approvals for each state in which
NTG, INC. is doing business.  Specifically, NTG, INC. is, and at all times shall be, duly  qualified as a foreign  corporation in all states in which the failure to so qualify would have a material  adverse effect on its business or financial condition.  NTG, INC. has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently  proposes to engage.  NTG, INC.  maintains an office at 846 N. MARTWA Y COURT, OLATHE, KS
66061.  Unless NTG,  INC. has  designated  otherwise in writing,  the  principal office is the office at which NTG,  INC.  keeps its books and records  including its records concerning the Collateral. NTG, INC. will notify lender prior to any change in the location of NTG,  INC. 's state of  organization  or any change in
NTG,  INC.'s name.  NTG, INC.  shall do all things  necessary to preserve and to keep in full force and effect its existence,  rights and  privileges,  and shall comply with all regulations, rules, ordinances,  statutes, orders and decrees of any  governmental or  quasi-governmental  authority or court  applicable to NTG,
INC. and NTG, INC.'s business activities.

RADIX  CORPORATION is a corporation  for profit which is, and at all times shall be, duly organized,  validly existing,  and in good standing under and by virtue of the laws of the State of Kansas.  RADIX  CORPORATION  is duly  authorized  to transact  business  in all other  states  in which  RADIX  CORPORATION  is doing business,  having  obtained all  necessary  filings,  governmental  licenses and approvals  for  each  state  in  which  RADIX  CORPORATION  is  doing  business.
Specifically, RADIX CORPORATION is, and at all times shall be, duly qualified as a foreign  corporation  in all states in which the  failure to so qualify  would have a material  adverse  effect on its business or financial  condition.  RADIX
CORPORATION  has the full  power  and  authority  to own its  properties  and to transact the business in which it is presently engaged or presently  proposes to engage. RADIX CORPORATION maintains an office at 846 N. MARTWA Y COURT, OLATHE,
KS 66061.  Unless RADIX  CORPORATION  has designated  otherwise in writing,  the principal  office is the office at which RADIX  CORPORATION  keeps its books and records including its records concerning the Collateral.  RADIX CORPORATION will notify lender prior to any change in the location of RADIX  CORPORATION's  state of organization or any change in RADIX  CORPORATION's  name.  RADIX  CORPORATION shall do all things  necessary  to preserve and to keep in full force and effect its existence,  rights and  privileges,  and shall comply with all  regulations,
rules,  ordinances,   statutes,  orders  and  decrees  of  any  governmental  or quasi-governmental  authority or court applicable to RADIX CORPORATION and RADIX
CORPORATION's business activities.

Assumed Business Names.  Borrower has filed or recorded all documents or filings required  by law  relating  to all  assumed  business  names  used by  Borrower.
Excluding the name of Borrower,  the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related  Documents have been duly authorized by all necessary action by Borrower and do not conflict with,  result in a violation of, or constitute a default under (1) any provision of (a) Borrower's  articles of  incorporation or organization,  or bylaws, or (b) any agreement or other instrument  binding upon
Borrower  or (2) any  law,  governmental  regulation,  court  decree,  or  order applicable to Borrower or to Borrower's properties.

Financial  Information.  Each of  Borrower's  financial  statements  supplied to lender truly and completely  disclosed  Borrower's financial condition as of the date of the  statement,  and  there  has  been no  material  adverse  change  in
Borrower's  financial  condition  subsequent  to the  date  of the  most  recent financial  statement  supplied to lender.  Borrower  has no material  contingent obligations except as disclosed in such financial statements.

Legal  Effect.  This  Agreement  constitutes,  and any  instrument  or agreement
Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding  obligations of Borrower  enforceable against Borrower in accordance with their respective terms.

Properties.  Except as contemplated by this Agreement or as previously disclosed in  Borrower's  financial  statements or in writing to lender and as accepted by lender,  and  except  for  property  tax liens for taxes not  presently  due and payable,  Borrower owns and has good title to all of Borrower's  properties free and clear of all Security Interests, and has not executed any security documents
or  financing  statements  relating  to  such  properties.   All  of  Borrower's
properties  are titled in  Borrower's  legal name,  and Borrower has not used or filed a financing  statement under any other name for at least the last five (5)
years.

Loan No: 2000206013

                BUSINESS LOAN AGREEMENT (ASSET BASED) (Continued)

Hazardous  Substances.  Except as  disclosed  to and  acknowledged  by Lender in writing,  Borrower  represents  and  warrants  that:  (1)  During  the period of
Borrower's  ownership  of the  Collateral,  there  has been no use,  generation, manufacture,  storage, treatment, disposal, release or threatened release of any
Hazardous  Substance  by  any  person  on,  under,  about  or  from  any  of the
Collateral.  (2) Borrower  has no knowledge  of, or reason to believe that there has been (a) any breach or violation  of any  Environmental  Laws;  (b) any use, generation,  manufacture,  storage,  treatment,  disposal, release or threatened release of any Hazardous  Substance on, under,  about or from the  Collateral by any prior  owners or occupants  of any of the  Collateral;  or (c) any actual or threatened  litigation  or claims  of any kind by any  person  relating  to such matters.  (3)  Neither  Borrower  nor any  tenant,  contractor,  agent  or other authorized  user of any of the  Collateral  shall  use,  generate,  manufacture, store, treat,  dispose of or release any Hazardous Substance on, under, about or from  any of the  Collateral;  and any  such  activity  shall  be  conducted  in compliance with all applicable federal, state, and local laws, regulations,  and ordinances,  including  without  limitation  all  Environmental  Laws.  Borrower authorizes  Lender  and its  agents to enter  upon the  Collateral  to make such inspections and tests as Lender may deem appropriate to determine  compliance of the Collateral with this section of the Agreement. Any inspections or tests made by Lender  shall be at  Borrower's  expense and for Lender's  purposes  only and shall not be construed to create any  responsibility or liability on the part of
Lender to Borrower or to any other person.  The  representations  and warranties contained  herein are based on  Borrower's  due diligence in  investigating  the
Collateral for hazardous  waste and Hazardous  Substances.  Borrower  hereby (1)
releases  and  waives  any  future  claims   against  Lender  for  indemnity  or
contribution  in the event  Borrower  becomes  liable for cleanup or other costs under any such laws,  and (2) agrees to  indemnify,  defend,  and hold  harmless
Lender against any and all claims, losses, liabilities,  damages, penalties, and expenses  which Lender may directly or  indirectly  sustain or suffer  resulting from a breach of this section of the Agreement or as a  consequence  of any use, generation,  manufacture,  storage, disposal, release or threatened release of a hazardous waste or substance on the  Collateral.  The provisions of this section of the  Agreement,  including  the  obligation  to indemnify  and defend,  shall survive the  payment of the  Indebtedness  and the  termination,  expiration  or satisfaction of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation  and Claims.  No  litigation,  claim,  investigation,  administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or  threatened,  and no other event has occurred which may materially adversely  affect  Borrower's  financial  condition  or  properties,  other than litigation,  claims,  or other events,  if any, that have been  disclosed to and acknowledged by Lender in writing.

Taxes.  To the best of Borrower's  knowledge,  all of Borrower's tax returns and reports that are or were required to be filed,  have been filed,  and all taxes, assessments and other governmental  charges have been paid in full, except those presently  being or to be  contested  by Borrower in good faith in the  ordinary course of business and for which adequate reserves have been provided.

Lien  Priority.  Unless  otherwise  previously  disclosed  to Lender in writing,
Borrower has not entered into or granted any Security  Agreements,  or permitted the filing or  attachment  of any Security  Interests on or affecting any of the
Collateral  directly or indirectly  securing  repayment of  Borrower's  Loan and
Note,  that  would  be  prior or that  may in any way be  superior  to  Lender's
Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement,  the Note, all Security Agreements (if any), and
all Related  Documents  are binding  upon the signers  thereof,  as well as upon their successors,  representatives  and assigns,  and are legally enforceable in accordance with their respective terms.
AFFIRMATIVE  COVENANTS.  Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and  Litigation.  Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing
and  all   threatened   litigation,   claims,   investigations,   administrative
proceedings or similar actions  affecting  Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial  Records.  Maintain  its books and  records in  accordance  with GAAP, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times. Financial Statements.  Furnish Lender with the following:

Annual Statements.  As soon as available, but in no event later than ninety (90)
days after the end of each  fiscal  year,  Borrower's  balance  sheet and income statement  for  the  year  ended,  audited  by  a  certified  public  accountant satisfactory to Lender.

Interim Statements. As soon as available, but in no event later than thirty (30)
days after the end of each fiscal quarter,  Borrower's  balance sheet and profit and  loss  statement  for  the  period  ended,  prepared  by  Borrower  in  form satisfactory to Lender.

Additional Requirements. Monthly Financial Statements, Accounts Receivable Aging
report,  Accounts  Payable Aging  report,  Inventory  report and Borrowing  Base
Certificate.

All financial  reports  required to be provided  under this  Agreement  shall be prepared in accordance with GAAP,  applied on a consistent  basis, and certified by Borrower as being true and  correct.  Additional  Information.  Furnish  such additional information and statements,  as Lender may request from time to time.
Financial Covenants and Ratios.  Comply with the following covenants and ratios:
Operating Ratio Requirements. Borrower shall comply with the following operating ratio requirements:  Expense Ratio Requirements.  Borrower shall comply with the
following  expense  ratio  requirements:   Additional  Requirements.   Financial
covenants are tested quarterly on a trailing twelve month basis.

1) Minimum EBITDA to Debt Service - 1.5x
2) Maximum Funded Debt to EBITDA - 4.0x,  stepping down to 3.5x by September 30,
2008 and 3.0x by September 30, 2009
3) Maximum Funded Debt to Tangible Net Worth - 2.0x
4) Minimum Tangible Net Worth - $4,000,000.00 DEFINED TERMS

The  following  financial  metrics are defined with respect to Borrower.  Static metrics reported on the balance sheet shall be defined as the figure reported as at the effective  date of calculation  unless  otherwise  specified;  cumulative metrics  reported on the income  statement  shall be defined as amounts  accrued during the 12 consecutive  calendar  months  immediately  prior to the effective date of  calculation.  Accounting  terms not  specifically  defined  herein  are assumed to have the meaning used in GAAP.

Debt Service means,  with respect to the Borrower for any period,  the aggregate amount of scheduled  principal and interest expense payments made by Borrower on all Funded Debt.

Loan No: 2000206013

               BUSINESS LOAN AGREEMENT (ASSET BASED) ( Continued)

EBITDA  means,  with respect to Borrower for any period,  (i) the sum of (a) net income,  (b) cash interest expense,  (c) depreciation and amortization  expense,
(d) federal,  state,  and local income or  franchise  taxes,  and (e) any losses incurred from the sale of fixed assets,  minus (ii) any gains  realized from the sale of fixed  assets,  in each case for such period,  computed and  calculated, without duplication. For purposes of calculating the financial covenants herein,
EBITDA shall not include the EBITDA of any acquired  company or division for any period prior to the date of such acquisition.

Funded Debt means,  as to Borrower at any  particular  time,  the sum of (a) all obligations  for  borrowed  money  (whether as a direct  obligor on a promissory note, bond, debenture,  or other similar instrument,  as a reimbursement obligor with respect to an issued letter of credit or similar instrument,  as an obligor under a guaranty in respect of borrowed money, or as any other type of direct or contingent  obligor),  and (b) all capitalized lease obligations (other than the interest component of such obligations), calculated without duplication.

Tangible Net Worth means the additive and subtractive result of (a) total equity
as  determined  in  accordance   with  GAAP,   consistently   applied  plus  (b)
Subordinated  Debt minus (c) total intangible  assets as determined by lender in its sole discretion on a consistent  basis  including  without  limitation:  (i)
receivables  from  directors,  officers,  employees,  agents,  subsidiaries,  or affiliates of Borrower,  (ii) deferred  financing  costs a net,  (iii)  returned checks or  drafts,  (iv)  capitalized  product  development  or R&D  costs,  (v)
deferred  fees and customer  charges,  (vi)  deposits held by entities and under terms  other than by  financial  institutions  as demand and time  deposits  and instruments  held in the normal course of business,  (vii) prepaid  expenses and other prepaid accounts,  (viii) investments in closely-held  businesses that are not consolidated with Borrower, (ix) goodwill, (x) other intangible assets.

Except as provided above, all computations made to determine compliance with the requirements  contained  in this  paragraph  shall  be made in  accordance  with generally  accepted  accounting  principles,  applied on a consistent basis, and certified by Borrower as being true and correct.

Insurance.  Maintain fire and other risk insurance,  public liability insurance, and such  other  insurance  as lender may  require  with  respect to  Borrower's properties  and  operations,  in form,  amounts,  coverages  and with  insurance companies acceptable to lender.  Borrower,  upon request of lender, will deliver to lender from time to time the  policies or  certificates  of insurance in form satisfactory  to  lender,  including  stipulations  that  coverages  will not be cancelled or diminished  without at least ten (10) days prior written  notice to lender.  Each insurance policy also shall include an endorsement  providing that coverage in favor of lender will not be impaired in any way by any act, omission or default of Borrower or any other  person.  In  connection  with all  policies covering assets in which lender holds or is offered a security  interest for the loans,  Borrower  will provide  lender with such  lender's loss payable or other endorsements as lender may require.

Insurance Reports.  Furnish to lender,  upon request of lender,  reports on each existing  insurance  policy  showing such  information  as lender may reasonably request,  including  without  limitation  the  following:  (1)  the  name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured;  (5) the then current  property  values on the basis of which insurance has been  obtained,  and the manner of  determining  those  values;  and (6) the expiration date of the policy. In addition,  upon request of lender (however not
more  often  than  annually),   Borrower  will  have  an  independent  appraiser
satisfactory  to lender  determine,  as  applicable,  the  actual  cash value or replacement cost of any Collateral.  The cost of such appraisal shall be paid by
Borrower.

Other Agreements.  Comply with all terms and conditions of all other agreements, whether now or  hereafter  existing,  between  Borrower  and any other party and notify lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds.  Use all loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations,  including without limitation all assessments,  taxes, governmental charges,  levies and liens,  of every kind and nature,  imposed upon Borrower or its properties,  income, or profits,  prior to the date on which penalties would attach,  and all lawful  claims that,  if unpaid,  might become a lien or charge upon  any of  Borrower's  properties,  income,  or  profits.  Provided  however,
Borrower  will not be required to pay and discharge  any such  assessment,  tax, charge,  levy,  lien or claim so long as (1) the  legality  of the same shall be contested in good faith by appropriate proceedings,  and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other  instruments and agreements  between  Borrower and lender.  Borrower shall notify  lender  immediately  in writing of any  default in  connection  with any agreement.

Operations.  Maintain executive and management  personnel with substantially the same  qualifications  and  experience as the present  executive  and  management personnel;  provide  written  notice to lender of any  change in  executive  and management  personnel;  conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such  investigations,  studies,  samplings  and  testings as may be requested by lender or any governmental authority relative to any substance,  or any waste or by-product  of any  substance  defined as toxic or a hazardous  substance  under applicable federal,  state, or local law, rule, regulation,  order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations,  now  or  hereafter  in  effect,  of all  governmental  authorities applicable to the conduct of Borrower's  properties,  businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the
Americans  With  Disabilities  Act.  Borrower may contest in good faith any such law,  ordinance,  or regulation and withhold  compliance  during any proceeding, including  appropriate  appeals,  so long as  Borrower  has  notified  lender in writing  prior to doing so and so long as, in lender's  sole  opinion,  lender's interests in the Collateral are not jeopardized.  lender may require Borrower to post adequate security or a surety bond,  reasonably  satisfactory to lender, to protect lender's interest.

Inspection.  Permit  employees  or agents of  lender at any  reasonable  time to inspect  any and all  Collateral  for the loan or  loans  and  Borrower's  other properties and to examine or audit Borrower's books,  accounts,  and records and to make copies and  memoranda of Borrower's  books,  accounts,  and records.  If
Borrower now or at any time hereafter  maintains any records  (including without limitation  computer  generated  records and computer  software programs for the generation of such records) in the possession of a third party,  Borrower,  upon request of lender,  shall notify such party to permit lender free access to such records at all reasonable times and to provide lender with copies of any records it may request, all at Borrower'5 expen5e,

Compliance  Certificates.  Unless  waived in writing by lender,  provide  lender within  fifteen  (15) days after the end of each Month End,  with a  certificate executed by  Borrower's  chief  financial  officer,  or other  officer or person acceptable to lender,  certifying  that the  representations  and warranties set forth in this  Agreement are true and correct as of the date of the  certificate and further  certifying  that,  as of the date of the  certificate,  no Event of
Default exists under this Agreement.

Loan No: 2000206013

               BUSINESS LOAN AGREEMENT (ASSET BASED) ( Continued)

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental  laws; not cause or permit to exist, as a result of an intentional  or  unintentional  action or omission on Borrower's  part or on the part of any third  party,  on property  owned and/or  occupied by Borrower,  any environmental  activity where damage may result to the environment,  unless such environmental activity is pursuant to and in compliance with the conditions of a
permit  issued  by  the  appropriate   federal,   state  or  local  governmental
authorities;  shall  furnish to lender  promptly and in any event within  thirty
(30) days after receipt thereof a copy of any notice,  summons,  lien, citation, directive,  letter  or other  communication  from  any  governmental  agency  or instrumentality  concerning any intentional or unintentional  action or omission on Borrower's part in connection with any environmental  activity whether or not there is damage to the environment and/or other natural resources.

Additional  Assurances.  Make,  execute and  deliver to lender  such  promissory notes, mortgages,  deeds of trust, security agreements,  assignments,  financing statements,  instruments,  documents  and  other  agreements  as  Lender  or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

LENDER'S  EXPENDITURES.  If any action or  proceeding  is  commenced  that would materially  affect  lender's  interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents,  including but not limited to  Borrower's  failure to discharge or pay when due any amounts
Borrower is required to  discharge  or pay under this  Agreement  or any Related
Documents,  Lender on Borrower's behalf may (but shall not be obligated to) take any  action  that  Lender  deems  appropriate,  including  but  not  limited  to discharging or paying all taxes,  liens,  security  interests,  encumbrances and other  claims,  at any time  levied or placed on any  Collateral  and paying all costs  for  insuring,  maintaining  and  preserving  any  Collateral.  All  such expenditures  incurred  or paid by  lender  for such  purposes  will  then  bear interest at the rate  charged  under the Note from the date  incurred or paid by
Lender to the date of  repayment by Borrower.  All such  expenses  will become a part of the Indebtedness and, at lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned  among and be payable with any  installment  payments to become due during  either (1) the term of any applicable  insurance  policy;  or (2) the remaining term of the Note; or (C) be treated  as a  balloon  payment  which  will be due and  payable  at the  Note's maturity.

NEGATIVE  COVENANTS.  Borrower  covenants and agrees with lender that while this
Agreement is in effect, Borrower shall not, without the prior written consent of lender:

Capital Expenditures.  Make or contract to make capital expenditures,  including leasehold  improvements,  in any fiscal year in excess of $1,000,000.00 or incur liability for rentals of property (including both real and personal property) in an amount which,  together with capital  expenditures,  shall in any fiscal year exceed such sum.

Indebtedness  and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to lender  contemplated by this Agreement,  create, incur or assume  indebtedness for borrowed money,  including capital leases, (2)
sell, transfer,  mortgage,  assign, pledge, lease, grant a security interest in, or encumber any of Borrower's  assets (except as allowed as Permitted Liens), or
(3) sell with recourse any of Borrower's accounts, except to Lender.

Continuity of Operations.  (1) Engage in any business  activities  substantially different  than  those  in  which  Borrower  is  presently  engaged,  (2)  cease operations,  liquidate,  merge, transfer,  acquire or consolidate with any other entity,  change its name,  dissolve or transfer  or sell  Collateral  out of the ordinary course of business, or (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing,  but  only  so  long as no  Event  of  Default  has  occurred  and is continuing  or would  result  from the  payment of  dividends,  if Borrower is a
"Subchapter S Corporation"  (as defined in the Internal Revenue Code of 1986, as amended),  Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make  estimated  income tax  payments  to satisfy  their  liabilities  under federal and state law which arise solely from their status as  Shareholders of a
Subchapter S  Corporation  because of their  ownership  of shares of  Borrower's stock,  or purchase or retire any of Borrower's  outstanding  shares or alter or amend Borrower's capital structure.

loans,  Acquisitions  and  Guaranties.  (1) loan,  invest in or advance money or assets to any other  person,  enterprise  or  entity,  (2)  purchase,  create or acquire  any  interest  in any  other  enterprise  or  entity,  or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Borrower will not enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower's obligations under this Agreement or in connection herewith.

CESSATION OF  ADVANCES.  If lender has made any  commitment  to make any Loan to
Borrower,  whether  under this  Agreement or under any other  agreement,  lender shall have no  obligation to make loan Advances or to disburse Loan proceeds if:
(A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the  Related  Documents  or any  other  agreement  that  Borrower  or any
Guarantor  has  with  lender;  (B)  Borrower  or  any  Guarantor  dies,  becomes incompetent  or becomes  insolvent,  files a petition in  bankruptcy  or similar proceedings,  or is adjudged a  bankrupt;  (C) there  occurs a material  adverse change in Borrower's  financial  condition,  in the  financial  condition of any
Guarantor,  or in the value of any  Collateral  securing  any  loan;  or (D) any
Guarantor seeks,  claims or otherwise  attempts to limit,  modify or revoke such
Guarantor's guaranty of the Loan or any other loan with Lender.

RIGHT OF SETOFF.  To the extent  permitted by applicable  law, lender reserves a right of  setoff in all  Borrower's  accounts  with  Lender  (whether  checking, savings,  or some other  account).  This  includes all accounts  Borrower  holds jointly  with  someone  else and all  accounts  Borrower may open in the future.
However,  this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower  authorizes lender, to the extent  permitted by  applicable  law, to charge or setoff all sums owing on the debt against any and all such accounts.
DEFAULT.  Each of the following shall constitute an Event of Default under this
Agreement:  Payment  Default.  Borrower fails to make any payment when due under the Loan.

Other  Defaults.  Borrower  fails to comply  with or to perform  any other term, obligation,  covenant or condition  contained in this Agreement or in any of the
Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between lender and Borrower,

Default in Favor of Third  Parties.  Borrower or any Grantor  defaults under any loan, extension of credit,  security agreement,  purchase or sales agreement, or any  other  agreement,  in  favor  of any  other  creditor  or  person  that may materially  affect any of Borrower's or any Grantor's  property or Borrower's or any Grantor's ability to repay the loans or perform their respective obligations under this Agreement or any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to lender by Borrower or on Borrower's  behalf under this  Agreement or the Related
Documents is false or misleading in any material  respect,  either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency.  The  dissolution or termination of Borrower's  existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the

Loan No: 2000206013

                BUSINESS LOAN AGREEMENT (ASSET BASED) (Continued)

commencement  of any proceeding  under any  bankruptcy or insolvency  laws by or against Borrower.

Defective  Collateralization.  This  Agreement  or any of the Related  Documents
ceases to be in full  force and  effect  (including  failure  of any  collateral document to create a valid and perfected  security interest or lien) at any time and for any reason.

Creditor or Forfeiture  Proceedings.  Commencement  of foreclosure or forfeiture proceedings,  whether by judicial  proceeding,  self-help,  repossession  or any other method, by any creditor of Borrower or by any governmental  agency against any  collateral  securing  the  Loan.  This  includes  a  garnishment  of any of
Borrower's  accounts,  including deposit accounts,  with Lender.  However,  this
Event of Default shall not apply if there is a good faith dispute by Borrower as to the  validity  or  reasonableness  of the  claim  which  is the  basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the  creditor or  forfeiture  proceeding  and deposits  with Lender  monies or a surety bond for the creditor or forfeiture  proceeding,  in an amount determined by Lender, in its sole discretion,  as being an adequate reserve or bond for the dispute.

Events Affecting  Guarantor.  Any of the preceding events occurs with respect to any  Guarantor  of any of the  Indebtedness  or any  Guarantor  dies or  becomes incompetent,  or revokes or disputes the validity  of, or liability  under,  any
Guaranty of the Indebtedness.
Change in  Ownership.  Any change in ownership of  twenty-five  percent (25%) or more of the common stock of Borrower.

Adverse  Change.  A  material  adverse  change  occurs in  Borrower's  financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired.

Right to Cure. If any default, other than a default on Indebtedness,  is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar  default  within the  preceding  twelve (12) months,  it may be cured if
Borrower or Grantor,  as the case may be, after  receiving  written  notice from
Lender  demanding  cure of such  default:  (1) cure the default  within ten (10)
days; or (2) if the cure requires more than ten (10) days,  immediately initiate steps which Lender deems in Lender's  sole  discretion  to be sufficient to cure the default and  thereafter  continue and complete all  reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related  Documents,  all commitments and  obligations of Lender under this Agreement or the Related  Documents or any other  agreement  immediately  will terminate  (including any obligation to make
further  Loan  Advances  or   disbursements),   and,  at  Lender's  option,  all
Indebtedness  immediately will become due and payable, all without notice of any kind to  Borrower,  except  that in the case of an Event of  Default of the type described in the  "Insolvency"  subsection  above,  such  acceleration  shall be automatic  and not optional.  In addition,  Lender shall have all the rights and remedies  provided in the Related  Documents or available at law, in equity,  or otherwise. Except as may be prohibited by applicable law, all of Lender's rights
and  remedies   shall  be  cumulative   and  may  be  exercised   singularly  or
concurrently.  Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy,  and an election to make  expenditures or to take action to perform an obligation  of Borrower or of any Grantor  shall not affect  Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Agreement:

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this  Agreement.  No  alteration  of or  amendment  to this  Agreement  shall be effective  unless given in writing and signed by the party or parties  sought to be charged or bound by the alteration or amendment.

Attorneys'  Fees;  Expenses.  Borrower agrees to pay upon demand all of Lender's costs and  expenses,  including  Lender's  attorneys'  fees and  Lender's  legal expenses,  incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement,  and Borrower shall pay the costs and  expenses  of such  enforcement.  Costs and  expenses  include
Lender's  attorneys' fees and legal expenses  whether or not there is a lawsuit,
including  attorneys'  fees  and  legal  expenses  for  bankruptcy   proceedings
(including  efforts to modify or vacate any automatic stay or  injunction),  and appeals. Borrower also shall pay all court costs and such additional fees as may be directed by the court.

Caption  Headings.  Caption  headings  in this  Agreement  are  for  convenience purposes  only and are not to be used to interpret or define the  provisions  of this Agreement.

Consent to Loan Participation.  Borrower agrees and consents to Lender's sale or transfer,  whether now or later, of one or more  participation  interests in the
Loan to one or more purchasers,  whether related or unrelated to Lender.  Lender may provide, without any limitation whatsoever, to anyone or more purchasers, or potential  purchasers,  any  information  or  knowledge  Lender  may have  about
Borrower or about any other matter  relating to the Loan,  and  Borrower  hereby waives any rights to privacy  Borrower  may have with  respect to such  matters.
Borrower  additionally  waives  any and  all  notices  of sale of  participation interests,  as well  as all  notices  of any  repurchase  of such  participation interests.  Borrower also agrees that the  purchasers of any such  participation interests  will be  considered as the absolute  owners of such  interests in the
Loan and will have all the rights granted under the  participation  agreement or agreements governing the sale of such participation interests.  Borrower further waives  all  rights  of  offset  or  counterclaim  that it may have now or later against  Lender or against any  purchaser of such a  participation  interest and unconditionally  agrees  that  either  Lender  or  such  purchaser  may  enforce
Borrower's  obligation under the Loan  irrespective of the failure or insolvency of any holder of any  interest  in the Loan.  Borrower  further  agrees that the purchaser  of  any  such  participation  interests  may  enforce  its  interests irrespective  of any personal  claims or defenses that Borrower may have against
Lender.

Governing  Law.  This  Agreement  will be governed by federal law  applicable to
Lender and, to the extent not preempted by federal law. the laws of the State of
Missouri  without regard to its conflicts of law provisions.  This Agreement has been accepted by Lender in the State of Missouri.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of JACKSON County, State of Missouri.

Joint and Several  Liability.  All  obligations of Borrower under this Agreement shall be joint and several,  and all  references to Borrower shall mean each and every Borrower.  This means that each Borrower  signing below is responsible for all  obligations  in this  Agreement.  Where  anyone or more of the parties is a corporation, partnership, limited liability company or similar entity, it is not necessary  for  Lender  to  inquire  into  the  powers  of any of the  officers, directors, partners, members, or other agents acting or purporting to act on the entity's  behalf.  and any  obligations  made or  created in  reliance  upon the professed exercise of such powers shall be guaranteed under this Agreement.

No Waiver by Lender.  Lender shall not be deemed to have waived any rights under this Agreement  unless such waiver is given in writing and signed by Lender.  No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver by Lender of a provision of this  Agreement  shall not  prejudice or  constitute a waiver of Lender's  right otherwise to demand strict compliance with that provision or any other provision of this Agreement.  No prior waiver by Lender. nor any course of dealing between
Lender and  Borrower,  or between  Lender and any  Grantor,  shall  constitute a waiver of any of Lender's rights or of any of

Loan No: 2000206013

               BUSINESS LOAN AGREEMENT (ASSET BASED) ( Continued)

Borrower's or any Grantor's obligations as to any future transactions.  Whenever the consent of Lender is required  under this  Agreement.  the  granting of such consent by Lender in any instance  shall not  constitute  continuing  consent to subsequent  instances  where  such  consent  is  required  and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices.  Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered,  when actually received by  telefacsimile  (unless  otherwise  required by law),  when  deposited with a nationally  recognized  overnight courier,  or, if mailed, when deposited in the
United  States  mail,  as first  class,  certified  or  registered  mail postage prepaid,  directed to the addresses  shown near the beginning of this Agreement.
Any party may change its  address  for notices  under this  Agreement  by giving formal written notice to the other parties,  specifying  that the purpose of the notice is to change the party's address. For notice purposes, Borrower agrees to keep  Lender  informed  at all  times  of  Borrower's  current  address.  Unless otherwise  provided or required by law, if there is more than one Borrower,  any notice  given by Lender  to any  Borrower  is  deemed to be notice  given to all
Borrowers.

Severability.  If a court of competent  jurisdiction finds any provision of this
Agreement  to be  illegal,  invalid,  or  unenforceable  as  to  any  person  or circumstance,  that  finding  shall not make the  offending  provision  illegal, invalid,  or unenforceable as to any other person or circumstance.  If feasible, the offending  provision shall be considered  modified so that it becomes legal, valid and  enforceable.  If the offending  provision  cannot be so modified,  it shall be considered  deleted from this Agreement.  Unless otherwise  required by law, the illegality,  invalidity,  or  unenforceability of any provision of this
Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Subsidiaries  and  Affiliates  of  Borrower.  To the extent  the  context of any provisions of this Agreement makes it appropriate,  including without limitation any  representation,  warranty or covenant,  the word "Borrower" as used in this
Agreement  shall  include  all  of  Borrower's   subsidiaries   and  affiliates.
Notwithstanding  the  foregoing  however,  under  no  circumstances  shall  this
Agreement  be construed  to require  Lender to make any Loan or other  financial accommodation to any of Borrower's subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained  in this  Agreement  or any Related  Documents  shall bind  Borrower's successors  and  assigns  and  shall  inure to the  benefit  of  Lender  and its successors and assigns.  Borrower shall not.  however,  have the right to assign
Borrower's  rights under this  Agreement or any  interest  therein,  without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that
in  extending  Loan  Advances,   Lender  is  relying  on  all   representations,
warranties,  and  covenants  made  by  Borrower  in  this  Agreement  or in  any certificate  or other  instrument  delivered  by Borrower  to Lender  under this
Agreement or the Related  Documents.  Borrower further agrees that regardless of any  investigation  made by Lender,  all such  representations,  warranties  and covenants  will survive the extension of Loan Advances and delivery to Lender of the Related Documents,  shall be continuing in nature,  shall be deemed made and redated by Borrower at the time each Loan  Advance is made,  and shall remain in full force and effect until such time as Borrower's  Indebtedness  shall be paid in full, or until this  Agreement  shall be  terminated  in the manner  provided above,  whichever is the last to occur.  Time is of the Essence.  Time is of the essence in the performance of this Agreement.

DEFINITIONS.  The following capitalized words and terms shall have the following meanings  when  used  in  this  Agreement.  Unless  specifically  stated  to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the  plural,  and the plural  shall  include  the  singular,  as the context may require.  Words and terms not otherwise defined in this Agreement shall have the meanings  attributed to such terms in the Uniform  Commercial  Code.  Accounting words and terms not otherwise  defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting  principles as in effect on the date of this Agreement:

Account.  The word" Account" means a trade account,  account  receivable,  other receivable,  or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).  Account Debtor.
The words" Account Debtor" mean the person or entity obligated upon an Account.

Advance.  The word" Advance"  means a disbursement  of Loan funds made, or to be made, to Borrower or on Borrower's behalf under the terms and conditions of this
Agreement.

Agreement.  The word"  Agreement"  means this  Business  Loan  Agreement  (Asset
Based), as this Business Loan Agreement (Asset Based) may be amended or modified from time to time,  together  with all exhibits and  schedules  attached to this
Business Loan Agreement (Asset Based) from time to time.
Borrower.  The word "Borrower" means ELECSYS CORPORATION;  DCI, INC.; NTG, INC.;
and RADIX CORPORATION and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Borrowing  Base. The words  "Borrowing  Base" mean, as determined by Lender from time to time, the lesser of (1)  $6,000,000.00  or (2) the sum of (a) 80.000% of
the  aggregate  amount of Eligible  Accounts,  plus (b) 50.000% of the aggregate amount of Eligible Inventory.

Business Day. The words "Business Day" mean a day on which  commercial banks are open in the State of Missouri.

Collateral.  The word  "Collateral"  means all  property  and assets  granted as collateral  security  for a Loan,  whether  real or personal  property,  whether granted  directly or  indirectly,  whether  granted  now or in the  future,  and whether  granted  in the  form  of a  security  interest,  mortgage,  collateral mortgage,  deed of trust,  assignment,  pledge,  crop pledge,  chattel mortgage, collateral  chattel  mortgage,  chattel trust,  factor's lien,  equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or  consignment  intended as a security  device,  or any other security or lien interest whatsoever,  whether created by law, contract,  or otherwise.  The word Collateral also includes without limitation all collateral described in the
Collateral section of this Agreement.

Eligible  Accounts.  The words  "Eligible  Accounts"  mean at any  time,  all of
Borrower's  Accounts which contain  selling terms and  conditions  acceptable to
Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

(1) Accounts  with  respect to which the Account  Debtor is employee or agent of
Borrower.

(2)  Accounts  with respect to which the Account  Debtor is a subsidiary  of, or affiliated with Borrower or its shareholders, officers, or directors.

(3) Accounts with respect to which goods are placed on  consignment,  guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

(4)  Accounts  with  respect to which  Borrower  is or may become  liable to the
Account  Debtor for goods sold or services  rendered  by the  Account  Debtor to
Borrower.

(5) Accounts which are subject to dispute, counterclaim, or setoff.

Loan No: 2000206013

               BUSINESS LOAN AGREEMENT (ASSET BASED) ( Continued)

(6) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.
(7) Accounts with respect to which  lender,  in its sole  discretion,  deems the
creditworthiness   or  financial   condition   of  the  Account   Debtor  to  be
unsatisfactory.
(8) Accounts of any Account  Debtor who has filed or has had filed  against it a petition in bankruptcy or an  application  for relief under any provision of any state or federal bankruptcy,  insolvency,  or debtor-in-relief  acts; or who has had appointed a trustee,  custodian,  or receiver for the assets of such Account
Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails  generally to pay its debts  (including its payrolls) as such debts become due.
(9)  Accounts  which have not been paid in full  within 90 days from the invoice date.
(10) All  Accounts  of any  account  debtor of  Borrower  if any Account of such account  debtor has not been paid in full  within 90 days of its  invoice  date.
(11) All Accounts due from foreign companies.
Eligible  Inventory.  The words "Eligible  Inventory"  mean, at any time, all of
Borrower's  Inventory as defined below, except:

     (1)  Inventory  which  is not  owned  by  Borrower  free  and  clear of all security interests, liens, encumbrances, and claims of third parties.
     (2)  (2)  Inventory  which  lender,  in its  sole  discretion,  deems to be
          obsolete,   unsalable,   damaged,  defective,  or  unfit  for  further
          processing.
     (3)  Work in progress.

Environmental  laws.  The words  "Environmental  laws"  mean any and all  state,
federal  and  local  statutes,   regulations  and  ordinances  relating  to  the
protection of human health or the environment,  including without limitation the
Comprehensive Environmental Response,  Compensation,  and Liability Act of 1980,
as amended, 42 U.S.C. Section 9601, et seq. ("CERClA"), the Superfund Amendments
and  Reauthorization  Act of 1986,  Pub. L. No. 99-499  ("SARA").  the Hazardous
Materials  Transportation  Act, 49 U.S.C.  Section 1801,  et seq.,  the Resource
Conservation  and  Recovery  Act,  42 U.S.C.  Section  6901,  et seq.,  or other applicable  state or  federal  laws,  rules,  or  regulations  adopted  pursuant thereto.

Event of Default. The words" Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

Expiration  Date.  The words  "Expiration  Date" mean the date of termination of lender's commitment to lend under this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor.  The word  "Grantor"  means  each and all of the  persons  or  entities granting a Security  Interest in any Collateral for the loan,  including without limitation all Borrowers granting such a Security Interest.  Guarantor. The word
"Guarantor" means any guarantor, surety, or accommodation party of any or all of the loan.

Guaranty.  The word  "Guaranty"  means the  guaranty  from  Guarantor to lender, including without limitation a guaranty of all or part of the Note.

Hazardous  Substances.  The words  "Hazardous  Substances"  mean materials that, because of their  quantity,  concentration  or physical,  chemical or infectious characteristics, may cause or pose a present or potential hazard to human health
or  the  environment  when  improperly  used,  treated,   stored,  disposed  of,
generated, manufactured,  transported or otherwise handled. The words "Hazardous
Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic  substances,  materials or waste as defined by or listed  under the  Environmental  laws.  The term  "Hazardous  Substances"  also includes,  without  limitation,  petroleum  and  petroleum  by-products  or  any fraction thereof and asbestos.

Indebtedness.  The word "Indebtedness"  means the indebtedness  evidenced by the
Note or Related  Documents,  including all principal and interest  together with all other  indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.  Inventory. The word
"Inventory"  means all of Borrower's  raw materials,  work in process,  finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrower now has or hereafter acquires any right, whether held by Borrower or others, and all  documents  of title,  warehouse  receipts,  bills of lading,  and all other documents  of every type  covering all or any part of the  foregoing.  Inventory includes  inventory  temporarily out of Borrower's custody or possession and all returns on Accounts.
lender. The word "lender" means Bank Midwest N.A., its successors and assigns.

Loan. The word "loan" means any and all loans and financial  accommodations from lender to Borrower  whether now or hereafter  existing,  and however  evidenced, including without limitation those loans and financial  accommodations described herein or described on any exhibit or schedule  attached to this  Agreement from time to time.

Note. The word "Note" means the Note executed by ElECSYS CORPORATION; DCI, INC.;
NTG, INC.; and RADIX CORPORATION in the principal amount of $6,000,000.00  dated
August 14, 2008, together with all renewals of, extensions of, modifications of, refinancings of,  consolidations  of, and  substitutions  for the note or credit agreement.

Permitted  Liens.  The words  "Permitted  liens"  mean (1)  liens  and  security interests securing Indebtedness owed by Borrower to lender; (2) liens for taxes, assessments,  or similar  charges either not yet due or being  contested in good faith; (3) liens of materialmen,  mechanics, warehousemen, or carriers, or other like liens arising in the ordinary  course of business and securing  obligations which  are not yet  delinquent;  (4)  purchase  money  liens or  purchase  money security  interests upon or in any property  acquired or held by Borrower in the ordinary  course of business to secure  indebtedness  outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled  "Indebtedness and liens";  (5) liens and security interests which, as of the date of this Agreement. have been disclosed to and approved by the lender in writing;  and (6) those  liens and  security  interests  which in the  aggregate constitute an immaterial and  insignificant  monetary amount with respect to the net value of Borrower's assets.

Primary Credit Facility.
Agreement.

Related  Documents.  The words "Related  Documents"  mean all promissory  notes,
credit  agreements,  loan  agreements,   environmental  agreements,  guaranties,
security  agreements,  mortgages,  deeds of trust,  security  deeds,  collateral mortgages, and all other instruments,  agreements and documents,  whether now or hereafter existing, executed in connection with the loan.

Loan No: 2000206013

                BUSINESS LOAN AGREEMENT (ASSET BASED) (Continued)

Security  Agreement.  The words  "Security  Agreement"  mean and include without limitation any agreements, promises, covenants, arrangements,  understandings or other agreements,  whether created by law, contract,  or otherwise,  evidencing, governing, representing, or creating a Security Interest.
Security Interest.  The words "Security Interest" mean, without limitation,  any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge,  crop pledge,  chattel mortgage,  collateral  chattel mortgage,  chattel trust, factor's lien, equipment trust,  conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY,  EXTEND CREDIT OR TO FOREBEAR FROM
ENFORCING  REPAYMENT OF A DEBT  INCLUDING  PROMISES TO EXTEND OR RENEW SUCH DEBT
ARE NOT ENFORCEABLE,  REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT
IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND
US (CREDITOR) FROM  MISUNDERSTANDING OR DISAPPOINTMENT,  ANY AGREEMENTS WE REACH
COVERING SUCH MATTERS ARE  CONTAINED IN THIS WRITING,  WHICH IS THE COMPLETE AND
EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN
WRITING TO MODIFY IT.

WAIVE JURY.  All parties to this  Agreement  hereby  waive the right to any jury trial in any action,  proceeding,  or counterclaim  brought by any party against any other party.

BORROWER  ACKNOWLEDGES  HAVING READ ALL THE  PROVISIONS  OF THIS  BUSINESS  LOAN
AGREEMENT  (ASSET  BASED) AND BORROWER  AGREES TO ITS TERMS.  THIS BUSINESS LOAN
AGREEMENT (ASSET BASED) IS DATED AUGUST 14, 2008.

BORROWER:

DCI.INC.

RADIX CORPORA TI

By:
KARL B. GEMP CORPORA TlON

LENDER:

BANK M_ N.A.